3DSYSTEMS™

Conference Call and Webcast

Second Quarter and Six Months 2013





www.3dsystems.com NYSE: DDD

Presenters

Stacey Witten	• Director Investor Relations
Avi Reichental	• President & Chief Executive Officer
Damon Gregoire	• Senior Vice President & Chief Financial Officer
Andrew Johnson	• Vice President & General Counsel

Welcome Webcast Viewers

To listen to the conference via phone and to ask questions during our Q&A session, please dial:

- 1-877-474-9505 in the United States
- 1-857-244-7558 from outside the United States
- Participant Code: 62870047

Forward Looking Statements

This presentation contains forward-looking statements, as defined by federal and state securities laws. Forward-looking statements include statements concerning plans, objectives, goals, strategies, expectations, intentions, projections, developments, future events, performance or products, underlying assumptions, and other statements which are other than statements of historical facts. In some cases, you can identify forward-looking statements by terminology such as "may," "will," "should," "hope," "expects," "intends," "plans," "anticipates," "contemplates," "believes," "estimates," "predicts," "projects," "potential," "continue," and other similar terminology or the negative of these terms. From time to time, we may publish or otherwise make available forward-looking statements of this nature. All such forward-looking statements, whether written or oral, and whether made by us or on our behalf, are expressly qualified by the cautionary statements described on this message including those set forth below. In addition, we undertake no obligation to update or revise any forward-looking statements to reflect events, circumstances, or new information after the date of the information or to reflect the occurrence or likelihood of unanticipated events, and we disclaim any such obligation.

Forward-looking statements are only predictions that relate to future events or our future performance and are subject to known and unknown risks, uncertainties, assumptions, and other factors, many of which are beyond our control, that may cause actual results, outcomes, levels of activity, performance, developments, or achievements to be materially different from any future results, outcomes, levels of activity, performance, developments, or achievements expressed, anticipated, or implied by these forward-looking statements. As a result, we cannot guarantee future results, outcomes, levels of activity, performance, developments, or achievements, and there can be no assurance that our expectations, intentions, anticipations, beliefs, or projections will result or be achieved or accomplished. These forward-looking statements are made as of the date hereof and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. 3D System's actual results could differ materially from those stated or implied in forward-looking statements. Past performance is not necessarily indicative of future results. We do not intend to update these forward looking statements even though our situation may change in the future. Further, we encourage you to review the risks that we face and other information about us in our filings with the SEC, including our Annual Report on Form 10-K which was filed on February 25, 2013. These are available at www.SEC.gov.

3DSYSTEMS™

Operating Results

Avi Reichental, President & CEO





www.3dsystems.com NYSE: DDD

Second Quarter 2013 Highlights

- Revenue grew 44.5%, to a record $120.8 million on a 107.9% increase in printers & other products revenue and 30.1% overall organic growth

- Gross profit increased 45.7% on higher revenue and gross profit margin expanded to 51.8%

- We introduced significant new products including several 3D printers, materials and powerful designer software packages

- We acquired RPDG extending our services portfolio and direct sales channel

Record Quarterly Revenue

$ in millions


Second Quarter
Printers & Other Products
2012
$ 26.1
2013
$ 54.2
108%
Print Materials
2012
$ 26.2
2013
$ 29.3
12%
Services
2012
$ 31.3
2013
$ 37.3
19%
Healthcare
2012
$ 12.2
2013
$ 18.9
55%

44.5% total revenue growth

30.1% organic revenue growth

New Products Fuel Our Growth



$ in millions
New Products Revenue
$100
$80
$60
$40
$20
$0
$ 32.9
$ 52.5
$ 90.9
2011
2012
2013

New Products 2013		
Launched 9 new products in the fist six months 2013	New products revenue up 80% over Q2 2012	New products revenue up 73% compared to the first six months of 2012

3DSYSTEMS

Financial Review

Damon Gregoire, Senior Vice President and CFO





www.3dsystems.com NYSE: DDD

Second Quarter GAAP Operating Results

$ in millions, except earnings per share

Drivers	2012	2013	% Change Favorable/ (Unfavorable)
Revenue	$ 83.6	$ 120.8	44.5%
Gross Profit	$ 43.0	$ 62.6	45.7%
% of Revenue	*51.4%*	*51.8%*	
Operating Expenses	$ 29.0	$ 45.8	(58.1%)
% of Revenue	*34.6%*	*37.9%*	
Operating Income	$ 14.0	$ 16.8	20.0%
% of Revenue	*16.7%*	*13.9%*	
Net Income	$ 8.3	$ 9.3	12.2%
% of Revenue	*10.0%*	*7.7%*	
Diluted Earnings Per Share	$ 0.11	$0.10	(9.1%)

First Six Months GAAP Operating Results

$ in millions, except earnings per share

Drivers	2012	2013	% Change Favorable/ (Unfavorable)
Revenue	$ 161.5	$ 222.9	38.0%
Gross Profit	$ 81.8	$ 116.1	41.8%
% of Revenue	*50.7%*	*52.1%*	
Operating Expenses	$ 57.9	$ 81.7	(41.3%)
% of Revenue	*35.8%*	*36.7%*	
Operating Income	$ 24.0	$ 34.3	43.2%
% of Revenue	*14.8%*	*15.4%*	
Net Income	$ 14.5	$ 15.2	4.9%
% of Revenue	*9.0%*	*6.8%*	
Diluted Earnings Per Share	$ 0.19	$0.16	(15.8%)

Non-GAAP Reconciliation

($ in millions, except per share amounts)	Quarter Ended June 30, 2012	Quarter Ended June 30, 2013	Six Months Ended June 30, 2012	Six Months Ended June 30, 2013
GAAP net income	$ 8.3	$ 9.3	$ 14.5	$ 15.2
Cost of sales adjustments:				
Amortization of intangibles	$ 0.1	$ 0.1	$ 0.1	$ 0.1
Operating expenses adjustments:				
Amortization of intangibles	$ 3.0	$ 5.0	$ 6.3	$ 8.7
Acquisition and severance expenses	$ 0.7	$ 2.5	$ 3.1	$ 4.7
Non-cash stock based compensation expense	$ 1.3	$ 3.1	$ 2.5	$ 5.3
Other expense adjustments:				
Non-cash interest expense	$ 1.0	$ 0.3	$ 1.9	$ 0.8
Loss on conversion of convertible notes	-	$ 3.5	-	$ 9.2
Loss on litigation settlement	-	-	-	$ 2.0
Tax effect	($ 0.4)	($ 4.9)	($ 1.3)	($ 8.4)
Non-GAAP net income	$ 13.9	$ 19.0	$ 27.1	$ 37.8
Non-GAAP diluted earnings per share	$ 0.18	$ 0.20	$ 0.35	$ 0.40

-columns may not foot due to rounding

We use non-GAAP financial measures of adjusted net income and adjusted earnings per share to supplement our unaudited condensed consolidated financial statements presented on a GAAP basis to facilitate a better understanding of the impact that several strategic acquisitions had on our financial results.

Revenue by Category & Geography

$ in millions


Second Quarter
Six Months
$ 83.6
$ 120.8
$ 161.5
$ 222.9
Services
Materials
Printers
38%
31%
31%
31%
24%
45%
37%
32%
31%
32%
26%
42%
2012
2013
Asia-Pacific
Europe
North
15%
28%
57%
17%
27%
56%
15%
28%
57%
17%
27%
56%

Q2 and six months 2013 recurring revenue accounted for 55% and 58% of total revenue

Second Quarter Gross Profit and Margin

$ in millions

Second Quarter						
	2012		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Printers & other products	$ 11.2	43.1%	$ 24.7	45.6%	119.8%	5.8%
Print materials	$ 17.2	65.6%	$ 21.6	73.6%	25.3%	12.2%
Services	$ 14.5	46.4%	$ 16.3	43.8%	12.4%	(5.7%)
Total	**$ 43.0**	**51.4%**	**$ 62.6**	**51.8%**	**45.7%**	**0.8%**

-columns may not foot due to rounding

Q2 2013 Revenue by Category


Services 31%
Printers & Other Products 45%
Print Materials 24%

Q2 2013 Gross Profit by Category


Services 26%
Printers & Other Products 40%
Print Materials 34%

3DSYSTEMS™

Six Months Gross Profit and Margin

$ in millions	Six Months					
	2012		2013		Yr-Yr%	
Category	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin	Gross Profit	Gross Profit Margin
Printers & other products	$ 20.8	41.0%	$ 42.5	45.3%	104.4%	10.5%
Print materials	$ 34.0	66.8%	$ 42.4	73.1%	24.9%	9.5%
Services	$ 27.0	45.2%	$ 31.1	43.8%	15.0%	(3.0%)
Total	**$ 81.8**	**50.7%**	**$ 116.1**	**52.1%**	**41.8%**	**2.8%**

Six Months 2013 Revenue by Category



Services 32%
Printers & Other Products 42%
Print Materials 26%

Six Months 2013 Gross Profit by Category



Services 27%
Printers & Other Products 37%
Print Materials 36%

Second Quarter Operating Expenses

$ in millions

Category	Second Quarter					
	GAAP			Non-GAAP		
	2012	2013	% Change Favorable/ (Unfavorable)	2012	2013	% Change Favorable/ (Unfavorable)
SG&A	$ 24.0	$ 36.2	(50.5%)	$ 19.1	$ 25.5	(33.7%)
R&D	$ 4.9	$ 9.6	(95.0%)	$ 4.9	$ 9.6	(95.0%)
Total Operating Expenses	$ 29.0	$ 45.8	(58.1%)	$ 24.0	$ 35.1	(46.3%)
% of Revenue	*34.6%*	*37.9%*		*28.7%*	*29.1%*	

-Columns may not foot due to rounding

Six Months Operating Expenses

$ in millions

Category	GAAP 2012	GAAP 2013	GAAP % Change Favorable/ (Unfavorable)	Non-GAAP 2012	Non-GAAP 2013	Non-GAAP % Change Favorable/ (Unfavorable)
SG&A	$ 48.0	$ 65.6	(36.8%)	$ 36.1	$ 46.8	(29.6%)
R&D	$ 9.9	$ 16.1	(63.4%)	$ 9.9	$ 16.1	(63.4%)
Total Operating Expenses	$ 57.9	$ 81.7	(41.3%)	$ 46.0	$ 62.9	(36.9%)
% of Revenue	*35.8%*	*36.7%*		*28.5%*	*28.2%*	

Six Months

-Columns may not foot due to rounding

Working Capital

($ in millions)	December 2012	June 2013	% Change Favorable/(Unfavorable)
Cash	$ 155.9	$ 349.3	124.1%
Inventory	$ 41.8	$ 49.8	(19.0%)
Accounts Receivable	$ 79.9	$ 111.5	39.6%
Accounts Payable	$ 32.1	$ 35.1	(9.4%)
Working Capital	$ 212.3	$ 432.0	103.5%

- Cash on hand at end of June 2013 compared to the end of 2012 increased $193.4 million after $272.1 million of net proceeds from our common stock offering, generating $12.8 million of cash from operations and paying $86.2 million of cash for acquisitions

Reiterating 2013 Guidance

We expect revenue to be in the range of $485 million to $510 million

We expect our non-GAAP earnings per share to be in the range of $1.05 to $1.20

Our non-GAAP adjusted earnings guidance is fully tax-effected and inclusive of all acquisitions completed to date

3DSYSTEMS™

Outlook and Progress

Avi Reichental, President and CEO





www.3dsystems.com NYSE: DDD

Strategic Growth Initiatives Update

- New ProJet® x60 series full color professional 3D printers added to our sales momentum
- Heavier demand for our award winning Cube consumer printers contributed to our backlog
- Two new materials with injection molded-like properties expanded manufacturing use cases
- Phenix Systems enhances our direct metals and expands our advanced manufacturing reach
- Top tier resellers like Seiko-Infotech, Hawk Ridge and SYNNEX broaden our coverage
- Staples is expanding in-store roll-out from a couple dozen to a couple hundred stores
- Japan's largest consumer and electronics retailer, Yamada Denki, started selling Cubes
- Geomagic Solutions 2014 is available immediately
- RPDG enhances our Quickparts' capabilities and expands direct sales force coverage

Phenix Systems Expands Metals Capabilities

- Robust manufacturing grade printers
- Wide range of standard metal alloys and ceramics with over 15 materials including reactive metals & ceramics
- Outstanding output quality
- Excellent surface finish & resolution
- Exceptional accuracy & repeatability critical for manufacturing
- Superior mechanical properties
- 20% faster build speeds than competitive systems











MEDICAL | AEROSPCE | AUTOMOTIVE | DEFENSE | METALS | CERAMICS

Exclusive Deloitte/3DS Alliance

- We inked an exclusive, multi-year alliance with Deloitte Consulting to accelerate user adoption and integration of 3D printing design and manufacturing solutions for sustainable competitive advantage

- Deloitte and 3D Systems plan to jointly launch and operate a series of solution centers in key locations to deliver joint training, education and implementation services

- We expect this exclusive alliance to become a significant demand generation platform for our future growth

Outlook

- We entered the third quarter of 2013 with positive sales momentum, driven by increased demand primarily from advanced manufacturing and consumer activities and continued robust R&D and manufacturing spending
- We expect consumer solutions revenue to reach meaningful levels in the second half of 2013 and we expect to begin providing additional information on the category when we report our Q3 2013 results
- We expect ongoing portfolio diversification, expanded channels and focused growth initiatives to deliver continued success
- We expect to launch exciting new products spanning our entire portfolio that we believe will make 2013 our best ever new products year

Q&A Session

Out of respect for other conference call participants, please ask one question and then return to the queue to ask additional questions

Please direct all questions through the teleconference portion of this call

To ask questions:

- U.S.: 1-877-474-9505
- International: 1-857-244-7558
- Conference ID: 62870047

Thank You





www.3dsystems.com NYSE: DDD